SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 4, 2005

                              99 CENTS ONLY STORES
               (Exact Name of Registrant as Specified in Charter)



         California                  1-11735                 95-2411605
  (State or Other Jurisdiction     (Commission             (IRS Employer
     of Incorporation)             File Number)         Identification No.)


  4000 East Union Pacific Avenue
  City of Commerce, California                                 90023
  (Address of Principal Executive Offices)                  (Zip Code)


  Registrant's telephone number, including area code:     (323) 980-8145



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

     (b) On March 8, 2005, 99 Cents Only Stores (the "Company") issued a press release announcing its Chief Financial Officer, Jim Ritter, had resigned. Mr. Ritter resigned on March 7, 2005. In this press release, the Company also announced that two members of the Board of Directors of the Company, Ben Schwartz and Howard Gold, had resigned. Mr. Schwartz and Mr. Gold resigned from the Board of Directors on March 4, 2005. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(c)     Exhibits

        Exhibit No.     Description

        99.1            Press release dated March 8, 2005





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            99 CENTS ONLY STORES

Date:  March 10, 2005                       By:  /S/ ERIC SCHIFFER


                                            ---------------------------------
                                            Eric Schiffer
                                            Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.     Description

99.1            Press release dated March 8, 2005


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